UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):                                                     April 15, 2003

BANK ONE, DELAWARE, NATIONAL ASSOCIATION

(FORMERLY FIRST USA BANK, NATIONAL ASSOCIATION)

(Exact name of registrant as specified in its charter)

(As Servicer on behalf of BANC ONE CREDIT CARD MASTER TRUST)

United States

(State or other jurisdiction of incorporation)

0-25636	51-0269396
(Commission File Number)	(IRS Employer Identification Number)

201 North Walnut Street, Wilmington, Delaware                                                                                      19801

(Address of principal executive offices)                                                                                                                                        (Zip Code)

                            (302) 594-4000

Registrant’s telephone number, including area code

                                                 N/A

(Former name, former address and former fiscal year, if changed since last report)

Item 5. Other Events

On April 15, 2003, the Banc One Credit Card Master Trust (the “Trust”) made a regular monthly distribution of principal and/or interest to holders of the following Certificates issued by the Trust, each of which is included in Group One and is a Principal Sharing Series:

Floating Rate Class A Asset Backed Certificates, Series 1996-A

Floating Rate Class B Asset Backed Certificates, Series 1996-A

Item 7. Financial Statements and Exhibits

(c) Exhibits.

See page 4 for Exhibit Index.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Bank One, Delaware, National Association

(Formerly First USA Bank, National

Association), as Servicer, on behalf of BANC

ONE CREDIT CARD MASTER TRUST

By:	/s/ MICHAEL J. GRUBB
Name:	Michael J. Grubb
Title:	First Vice President

Date: April 15, 2003

EXHIBIT INDEX

Exhibit	Description	Page

99.1	Excess Spread Analysis	5

99.2	Trust Allocation Report	6

99.3	Banc One Credit Card Master Trust – Summary Report for Series 1996-A	7-8

99.4	Monthly Servicer’s Certificate	9